Exhibit 99.2
Weyerhaeuser Company
Q3.2011 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q2	Q3		Year-to-date
	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Net sales and revenues	$1,610	$1,569	$1,514	$4,601	$4,438
Cost of products sold	1,343	1,283	1,193	3,803	3,609
Gross margin	267	286	321	798	829
Selling, general and administrative expenses	145	135	161	452	479
Research and development expenses	7	7	8	21	24
Charges for restructuring, closures and impairments	7	41	16	52	22
Other operating costs (income), net	(19)	3	(24)	(190)	(96)
Operating income	127	100	160	463	400
Interest income and other	9	15	19	35	73
Interest expense, net of capitalized interest	(117)	(86)	(95)	(296)	(356)
Earnings from continuing operations before income taxes	19	29	84	202	117
Income taxes (1)	4	104	1,028	52	986
Earnings from continuing operations	23	133	1,112	254	1,103
Earnings (loss) from discontinued operations, net of income taxes	(13)	24	4	12	9
Net earnings	10	157	1,116	266	1,112
Less: net earnings attributable to noncontrolling interests	—	—	—	—	(2)
Net earnings attributable to Weyerhaeuser common shareholders	$10	$157	$1,116	$266	$1,110

(1) Year-to-date 2011 includes an $83 million tax benefit related to foreign tax credits. Year-to-date 2010 includes $1.043 billion income for the reversal of deferred tax liabilities associated with the conversion to REIT status partially offset by $39 million for tax charges related to the elimination of the ability to claim a tax deduction provided to retirees and reimbursed under the Medicare Part D subsidy beginning in 2013, state tax law and rate changes, unrecognized tax benefits and other adjustments.

Per Share Information

	Q2	Q3		Year-to-date
	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Earnings (loss) per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.04	$0.25	$3.51	$0.47	$4.45
Discontinued operations	(0.02)	0.04	0.01	0.02	0.04
Net earnings per share	$0.02	$0.29	$3.52	$0.49	$4.49
Earnings (loss) per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.04	$0.25	$3.49	$0.47	$4.44
Discontinued operations	(0.02)	0.04	0.01	0.02	0.04
Net earnings per share	$0.02	$0.29	$3.50	$0.49	$4.48
Dividends paid per share	$0.15	$0.15	$26.46	$0.45	$26.56
Weighted average shares outstanding (in thousands):
Basic	538,599	537,969	317,369	537,906	247,192
Diluted	541,095	539,827	318,360	540,469	247,879
Common shares outstanding at end of period (in thousands)	538,640	537,210	535,935	537,210	535,935

Weyerhaeuser Company
Q3.2011 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	June 30, 2011	September 30, 2011	December 31, 2010

ASSETS
Forest Products:
Current assets:
Cash and cash equivalents	$877	$969	$1,466
Receivables, less allowances	533	467	451
Inventories	513	468	478
Prepaid expenses	115	81	81
Deferred tax assets	167	106	113
Total current assets	2,205	2,091	2,589
Property and equipment, net	3,083	2,943	3,217
Construction in progress	137	122	123
Timber and timberlands at cost, less depletion charged to disposals	3,987	3,997	4,035
Investments in and advances to equity affiliates	191	194	194
Goodwill	40	40	40
Other assets	511	558	363
Restricted assets held by special purpose entities	915	914	915
	11,069	10,859	11,476
Real Estate:
Cash and cash equivalents	4	2	1
Receivables, less allowances	36	31	51
Real estate in process of development and for sale	535	549	517
Land being processed for development	988	989	974
Investments in and advances to equity affiliates	15	15	16
Deferred tax assets	263	260	266
Other assets	121	122	120
Consolidated assets not owned	8	8	8
	1,970	1,976	1,953
Total assets	$13,039	$12,835	$13,429

LIABILITIES AND EQUITY
Forest Products:
Current liabilities:
Current maturities of long-term debt	$—	$11	$—
Accounts payable	326	305	340
Accrued liabilities	712	672	734
Total current liabilities	1,038	988	1,074
Long-term debt	4,192	4,181	4,710
Deferred income taxes	533	440	366
Deferred pension and other postretirement benefits	835	797	930
Other liabilities	412	335	393
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	774	773	772
	7,784	7,514	8,245
Real Estate:
Long-term debt	318	318	350
Other liabilities	193	196	212
Consolidated liabilities not owned	8	8	8
	519	522	570
Total liabilities	8,303	8,036	8,815
Equity:
Total Weyerhaeuser shareholders' interest	4,734	4,795	4,612
Noncontrolling interests	2	4	2
Total equity	4,736	4,799	4,614
Total liabilities and equity	$13,039	$12,835	$13,429

Weyerhaeuser Company
Q3.2011 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q2	Q3		Year-to-date
	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Cash flows from operations:
Net earnings	$10	$157	$1,116	$266	$1,112
Noncash charges (credits) to income:
Depreciation, depletion and amortization	120	120	124	363	376
Income taxes, net	(13)	(103)	(1,030)	(77)	(940)
Pension and other postretirement benefits	19	17	(8)	60	(19)
Share-based compensation expense	3	2	4	19	16
Charges for impairment of assets	2	34	2	37	5
Net gains on dispositions of assets and operations	(20)	(51)	(10)	(227)	(103)
Foreign exchange transaction (gains) losses	(1)	19	(4)	11	(4)
Change in:
Receivables less allowances	(10)	35	12	(34)	(103)
Receivable for taxes	—	6	(30)	7	521
Inventories	35	(9)	(7)	(40)	(32)
Real estate and land	(32)	(15)	(6)	(49)	(43)
Prepaid expenses	(4)	—	(1)	(14)	(8)
Accounts payable and accrued liabilities	6	(61)	(19)	(106)	(72)
Deposits on land positions and other assets	(4)	(5)	(10)	(9)	(13)
Pension contributions	(9)	(17)	(68)	(32)	(206)
Other	12	(12)	32	(31)	(23)
Net cash from operations	114	117	97	144	464

Cash flows from investing activities:
Property and equipment	(39)	(62)	(37)	(136)	(115)
Timberlands reforestation	(7)	(4)	(6)	(23)	(26)
Redemption of short-term investments	—	—	—	—	47
Proceeds from sale of assets and operations	3	157	30	353	160
Repayments from pension trust	—	—	—	—	146
Other	(10)	(1)	14	(6)	3
Cash from investing activities	(53)	90	1	188	215

Cash flows from financing activities:
Notes, commercial paper borrowings and revolving credit facilities, net	—	—	—	—	(3)
Cash dividends	(80)	(81)	(560)	(242)	(581)
Change in book overdrafts	1	(8)	(15)	(26)	(27)
Payments on debt	(548)	—	(2)	(550)	(567)
Exercises of stock options	3	—	—	37	—
Repurchase of common stock	—	(24)	—	(24)	—
Other	(19)	(4)	1	(23)	(2)
Cash from financing activities	(643)	(117)	(576)	(828)	(1,180)

Net change in cash and cash equivalents	(582)	90	(478)	(496)	(501)
Cash and cash equivalents at beginning of period	1,463	881	1,846	1,467	1,869
Cash and cash equivalents at end of period	$881	$971	$1,368	$971	$1,368
Cash paid (received) during the year for:
Interest, net of amount capitalized	$91	$115	$133	$362	$406
Income taxes	$13	$6	$1	$21	$(444)

Weyerhaeuser Company	Total Company Statistics
Q3.2011 Analyst Package
Preliminary results, subject to audit

Special Items Included in Net Earnings

in millions	Q2	Q3		Year-to-date
	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Net earnings	$10	$157	$1,116	$266	$1,110
Income tax adjustments	—	(83)	(1,035)	(83)	(1,004)
Gain on sale of wood products assets	—	—	—	—	(31)
Loss on early extinguishment of debt	16	—	—	16	33
Gain on sale of 82,000 acres of non-strategic timberlands	—	—	—	(96)	—
Charges for restructuring and impairments	—	24	—	24	—
Charges related to the sale of hardwoods	6	8	—	14	—
Gain on sale of properties	—	(9)	—	(9)	—
Gain on sale of Westwood Shipping Lines	—	(31)	—	(31)	—
Net earnings before special items	$32	$66	$81	$101	$108

	Q2	Q3		Year-to-date
	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Net earnings per diluted share	$0.02	$0.29	$3.50	$0.49	$4.48
Income tax adjustments	—	(0.15)	(3.25)	(0.15)	(4.05)
Gain on sale of wood products assets	—	—	—	—	(0.13)
Loss on early extinguishment of debt	0.03	—	—	0.03	0.13
Gain on sale of 82,000 acres of non-strategic timberlands	—	—	—	(0.18)	—
Charges for restructuring and impairments	—	0.04	—	0.04	—
Charges related to the sale of hardwoods	0.01	0.01	—	0.03	—
Gain on sale of properties	—	(0.01)	—	(0.01)	—
Gain on sale of Westwood Shipping Lines	—	(0.06)	—	(0.06)	—
Net earnings before special items per diluted share	$0.06	$0.12	$0.25	$0.19	$0.43

Selected Total Company Items, Excluding Discontinued Operations

in millions	Q2	Q3		Year-to-date
	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Depreciation, depletion and amortization:
Cost of products sold	$105	$108	$106	$318	$321
Selling, general and administrative expenses	13	12	16	41	49
Total depreciation, depletion and amortization	$118	$120	$122	$359	$370

Pension and postretirement costs (credits):
Pension and postretirement costs allocated to business segments	$16	$9	$8	$36	$32
Pension and postretirement costs (credits) retained by Corporate segment	3	6	(18)	21	(56)
Total company pension and postretirement costs (credits)	$19	$15	$(10)	$57	$(24)

Total decrease (increase) in Forest Products working capital	$(21)	$69	$24	$(110)	$592
Cash spent for capital expenditures	$(44)	$(65)	$(43)	$(156)	$(141)

Weyerhaeuser Company	Timberlands Segment
Q3.2011 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Trade sales and revenues (unaffiliated customers)	$288	$252	$240	$770	$667
Intersegment sales	134	154	145	479	439
Total net sales and revenues	422	406	385	1,249	1,106
Cost of products sold	296	321	294	937	831
Gross margin	126	85	91	312	275
Selling, general and administrative expenses	24	23	20	70	63
Research and development expenses	4	4	5	12	14
Charges for restructuring, closures and impairments	—	—	1	—	2
Other operating income, net	(13)	(3)	(9)	(182)	(28)
Operating income	111	61	74	412	224
Interest income and other	1	1	1	3	2
Net contribution to earnings	$112	$62	$75	$415	$226
Selected Segment Items

	Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Depreciation, depletion and amortization	$35	$34	$30	$100	$88
Total decrease (increase) in working capital	$(40)	$32	$20	$(24)	$(4)
Cash spent for capital expenditures	$(14)	$(12)	$(17)	$(40)	$(52)
Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Gain on sale of 82,000 acres of non-strategic timberlands	$—	$—	$—	$152	$—
Segment Statistics

		Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Third Party Net Sales and Revenue (millions)	Logs:
	West	$152	$144	$110	$406	$317
	South	49	53	40	143	104
	Canada	1	4	3	12	12
	Total Logs	202	201	153	561	433
	Pay as cut timber sales	8	9	8	25	25
	Timberlands exchanges and dispositions	39	2	41	62	89
	Higher and better use land sales	2	5	6	11	18
	Minerals, oil and gas	15	14	15	43	46
	Products from international operations	21	21	17	59	49
	Other products	1	—	—	9	7
	Total	$288	$252	$240	$770	$667
Logs Third Party Sales Realizations (per cubic meter)	West	$109.42	$104.27	$91.45	$104.97	$91.78
	South	$40.59	$39.11	$43.63	$40.21	$43.78
	Canada	$42.79	$33.73	$29.94	$34.91	$32.83
	International	$21.41	$22.09	$17.96	$20.82	$19.30
Logs Third Party Sales Volumes (cubic meters, thousands)	West	1,391	1,385	1,205	3,871	3,456
	South	1,211	1,336	903	3,552	2,364
	Canada	23	116	92	333	366
	International	79	88	63	239	209
	Total	2,704	2,925	2,263	7,995	6,395
Logs Fee Depletion (cubic meters, thousands)	West	1,747	1,604	1,444	4,962	4,279
	South	2,355	2,535	2,060	7,070	6,081
	International	221	270	89	589	270
	Total	4,323	4,409	3,593	12,621	10,630

Weyerhaeuser Company	Wood Products Segment
Q3.2011 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Trade sales and revenues (unaffiliated customers)	$605	$603	$537	$1,734	$1,737
Intersegment sales	21	20	17	61	47
Total net sales and revenues	626	623	554	1,795	1,784
Cost of products sold	629	620	587	1,785	1,762
Gross margin	(3)	3	(33)	10	22
Selling, general and administrative expenses	49	47	62	146	192
Research and development expenses	1	1	1	3	4
Charges for restructuring, closures and impairments	4	38	9	44	11
Other operating income, net	(4)	(6)	(3)	(15)	(48)
Operating loss	(53)	(77)	(102)	(168)	(137)
Interest income and other	—	1	—	3	2
Net contribution to earnings from continuing operations	(53)	(76)	(102)	(165)	(135)
Net contribution to earnings from discontinued hardwoods operations	(8)	(17)	2	(25)	13
Net contribution to earnings	$(61)	$(93)	$(100)	$(190)	$(122)
Selected Segment Items, Excluding Hardwoods Operations

	Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Depreciation, depletion and amortization	$35	$36	$42	$110	$128
Total decrease (increase) in working capital	$43	$16	$59	$(56)	$(10)
Cash spent for capital expenditures	$(7)	$(8)	$(5)	$(21)	$(12)
Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Gain on sale of wood products assets	$—	$—	$—	$—	$52
Charges for restructuring and impairments	—	(38)	—	(38)	—
Gain on sale of properties	—	5	—	5	—
Total special items from continuing operations	—	(33)	—	(33)	52
Charges related to the sale of discontinued hardwoods operations	(9)	(13)	—	(22)	—
Total	$(9)	$(46)	$—	$(55)	$52
Segment Statistics

in millions, except for third-party sales realizations		Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Structural Lumber (board feet)	Third Party Net Sales and Revenue	$290	$281	$254	$831	$803
	Third Party Sales Realizations	$300.84	$300.74	$286.84	$305.18	$317.08
	Third Party Sales Volumes	963	934	889	2,723	2,534
	Production Volumes	903	890	857	2,686	2,504
Engineered Solid Section (cubic feet)	Third Party Net Sales and Revenue	$71	$65	$68	$198	$213
	Third Party Sales Realizations	$1,904.83	$1,865.05	$1,848.76	$1,874.76	$1,782.89
	Third Party Sales Volumes	4	4	4	11	12
	Production Volumes	3	4	4	11	12
Engineered I-joists (lineal feet)	Third Party Net Sales and Revenue	$48	$44	$39	$125	$136
	Third Party Sales Realizations	$1,258.14	$1,275.43	$1,246.02	$1,266.35	$1,161.32
	Third Party Sales Volumes	38	34	31	98	116
	Production Volumes	34	32	25	96	107
Oriented Strand Board (square feet 3/8')	Third Party Net Sales and Revenue	$89	$97	$80	$271	$262
	Third Party Sales Realizations	$178.43	$176.33	$185.07	$181.75	$218.16
	Third Party Sales Volumes	498	549	428	1,492	1,199
	Production Volumes	518	574	446	1,586	1,292
Softwood Plywood (square feet 3/8')	Third Party Net Sales and Revenue	$16	$18	$19	$51	$58
	Third Party Sales Realizations	$271.01	$260.23	$280.78	$264.81	$287.69
	Third Party Sales Volumes	61	69	68	193	203
	Production Volumes	48	49	57	150	169
Hardwood Lumber (board feet)	Third Party Net Sales and Revenue	$63	$17	$54	$138	$172
	Third Party Sales Realizations	$858.51	$861.33	$836.60	$853.30	$828.12
	Third Party Sales Volumes	73	20	65	162	208
	Production Volumes	62	15	60	135	180

Weyerhaeuser Company	Cellulose Fibers Segment
Q3.2011 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Total net sales and revenues	$526	$503	$522	$1,535	$1,400
Cost of products sold	422	349	326	1,171	1,068
Gross margin	104	154	196	364	332
Selling, general and administrative expenses	24	24	21	70	61
Research and development expenses	2	2	2	6	6
Other operating income, net	(3)	(4)	(6)	(12)	(13)
Operating income	81	132	179	300	278
Interest income and other	(1)	3	2	1	(4)
Net contribution to earnings	$80	$135	$181	$301	$274
Selected Segment Items

	Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Depreciation, depletion and amortization	$35	$37	$34	$108	$106
Total increase in working capital	$(32)	$(9)	$(39)	$(21)	$(73)
Cash spent for capital expenditures	$(23)	$(43)	$(19)	$(92)	$(73)
Segment Statistics

		Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Pulp (air-dry metric tons)	Third Party Net Sales and Revenue (millions)	$409	$391	$412	$1,198	$1,087
	Third Party Sales Realizations	$960.04	$919.65	$926.28	$930.47	$849.47
	Third Party Sales Volumes (thousands)	426	426	445	1,288	1,280
	Production Volumes (thousands)	410	462	470	1,309	1,321
Liquid Packaging Board (tons)	Third Party Net Sales and Revenue (millions)	$93	$87	$88	$265	$249
	Third Party Sales Realizations	$1,194.46	$1,164.99	$1,103.48	$1,169.58	$1,083.95
	Third Party Sales Volumes (thousands)	77	76	80	227	230
	Production Volumes (thousands)	80	81	82	228	232

Weyerhaeuser Company	Real Estate Segment
Q3.2011 Analyst Package
Preliminary results, subject to audit
Segment Statement of Operations

in millions	Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Total net sales and revenues	$191	$211	$210	$562	$618
Cost of products sold	147	164	158	437	468
Gross margin	44	47	52	125	150
Selling, general and administrative expenses	36	36	40	107	115
Charges for restructuring, closures and impairments	1	2	1	4	4
Other operating income, net	—	—	(2)	—	—
Operating income	7	9	13	14	31
Interest income and other	1	1	7	3	49
Loss attributable to noncontrolling interests	—	—	—	—	(2)
Net contribution to earnings	$8	$10	$20	$17	$78

Selected Segment Items

	Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Depreciation and amortization	$3	$3	$4	$9	$12
Cash spent for capital expenditures	$—	$(1)	$(2)	$(2)	$(3)

Segment Statistics

	Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Net sales and revenues:
Single-family housing	$180	$204	$200	$536	$576
Land	11	5	9	23	39
Other	—	2	1	3	3
Total net sales and revenue	$191	$211	$210	$562	$618
Single-family homes sold	521	440	418	1,496	1,529
Single-family homes closed	459	508	501	1,330	1,519
Single-family homes sold but not closed (backlog)	673	605	660	605	660
Single-family average price of homes closed (in thousands)	$391	$403	$400	$403	$379
Single-family home gross margin - excluding impairments (1)	22.4%	23.0%	24.3%	22.4%	22.9%

(1)	Single-family gross margin excluding impairments equals revenue less cost of sales and period costs (other than impairments and deposit write-offs).

Weyerhaeuser Company	Corporate & Other Segment
Q3.2011 Analyst Package
Preliminary results, subject to audit
Corporate and Other includes certain gains or charges that are not related to an individual operating segment and the portion of items such as share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with financing and other general and administrative expenses that are not allocated to the business segments. Historically, Corporate and Other included the results of our transportation operations. This included our five short line railroads that were sold at the end of 2010 and Westwood Shipping Lines that was sold on September 30, 2011. Westwood results are included in our results of discontinued operations.
Segment Statement of Operations

in millions	Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Trade sales and revenues (unaffiliated customers)	$—	$—	$5	$—	$16
Intersegment sales	—	—	1	—	2
Total net sales and revenues	—	—	6	—	18
Cost of products sold	4	3	(9)	13	(32)
Gross margin	(4)	(3)	15	(13)	50
Selling, general and administrative expenses	12	5	18	59	48
Charges for restructuring, closures and impairments	2	1	6	4	6
Other operating costs (income), net	1	16	(5)	19	(8)
Operating income (loss)	(19)	(25)	(4)	(95)	4
Interest income and other	8	9	9	25	24
Net contribution to earnings from continuing operations	(11)	(16)	5	(70)	28
Net contribution to earnings from discontinued operations (1)	(11)	54	5	45	2
Net contribution to earnings	$(22)	$38	$10	$(25)	$30

(1)
Third quarter 2011 includes a $9 million gain and second quarter 2011 includes charges of $13 million related to businesses we have divested in prior years. Third quarter 2011 also includes a $49 million gain on the sale of Westwood Shipping Lines.

Selected Segment Items, Excluding Westwood Shipping Lines

	Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Depreciation, depletion and amortization	$10	$10	$12	$32	$36
Total decrease (increase) in working capital	$8	$30	$(16)	$(9)	$679
Cash spent for capital expenditures	$—	$(1)	$—	$(1)	$(1)
Share-based compensation expense (income)	$(5)	$(12)	$8	$(1)	$7
Foreign exchange losses (gains)	$(1)	$17	$(4)	$10	$(5)
Pension and postretirement costs (credits) retained by Corporate segment	$3	$6	$(18)	$21	$(56)
Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q2.2011	Q3.2011	Q3.2010	YTD.2011	YTD.2010
Gain on sale of property	$—	$9	$—	$9	$—
Gain on sale of Westwood Shipping Lines	—	49	—	49	—
Total	$—	$58	$—	$58	$—